MERRILL LYNCH
CONVERTIBLE
FUND, INC.




FUND LOGO




Semi-Annual Report

February 28, 1999


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Convertible Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH CONVERTIBLE FUND, INC.


DEAR SHAREHOLDER

The quarter ended February 28, 1999 was an unusual period for equity prices. While the markets did perform well during the quarter, all stock indexes did not rise during the three-month period. Although there were advances in indexes of larger companies, such as those in the Standard and Poor's (S&P) 500 Index and National Association of Securities Dealers Automated Quotations (NASDAQ) 100, prices declined for smaller-company indexes, such as the Russell 2000 Index and the S&P 600 Small Cap Index. The convertible universe is largely comprised of these smaller-capitalization companies.

During the February quarter, the stock market's internal conditions were quite weak. The New York Stock Exchange daily and weekly advance/decline lines continued to make new lows even as prices drifted higher on most major equity indexes. The stock market displayed a narrowness unseen since the "nifty fifty" period of the early 1970s. ("Nifty fifty" refers to 50 favorite high-growth stocks in the 1970s with extremely high price/earnings ratios.) This narrowness manifested itself in a few larger stocks lifting the major averages while the majority languished or even declined. This is partially because of the proliferation of index funds whose liquidity needs focus them on the larger stocks within the major indexes. Another aspect of this narrow type market is that valuations on these larger, more liquid stocks and indexes have escalated, just as they did in the early 1970s. For example, the profits/earnings ratio of the NASDAQ 100 Index of the largest companies on the NASDAQ system finished the period at about 94 times earnings. This is over three times that of the S&P 600 Small Cap Index profits/earnings ratio of about 30 times earnings. Another illustration of this narrow market is the number of stocks trading above their 200-day moving averages (a mathematical equivalent of an up-trend line). At quarter-end, only 29% of the stocks on the New York Stock Exchange were above their 200-day moving averages. This is down from 35% at the beginning of the quarter, notwithstanding generally higher prices for many of the indexes. We find the narrowness of the market and generally high valuations disconcerting.

Another trend that continues to negatively impact the convertible market is investors' preference for growth versus value as an investment theme. This is reflected in the high valuations accorded the types of companies in the NASDAQ 100 Index. There are ebbs and flows in the popularity of these two investment disciplines, and growth has been in favor for quite some time. Should the pendulum swing back to value-based investing, serious valuation multiple compression could result for those few high multiple growth stocks that have been driving the price of the major indexes.

Portfolio Matters
Over the past three months, we made major changes to the portfolio. During the February quarter, we sold ALZA Corporation convertible bonds when they reached our price targets. We also made several trades out of convertibles into common stocks of the same company. These are sometimes referred to as "convertible swaps" and were made to increase upside equity participation. We sold our USX-U.S. Steel Group convertible trust preferred, which had a large conversion premium, and purchased its common stock. USX is the nations' largest steel manufacturer. Likewise, we swapped our Diamond Offshore Drilling, Inc. convertible bonds for common stock because we saw little further downside and substantial opportunity in the equity of this leading offshore oil and gas driller. The USX and Diamond Offshore trades allowed us to take advantage of very low prices in resource companies, which we anticipate will lead to substantial profits over the next one to two years. Finally, we sold several issues in light of deteriorating fundamentals. Oil service shipbuilder Halter Marine Group, Inc.'s weak outlook prompted us to sell its convertible bond. We sold Assisted Living Concepts Inc.'s convertible debentures following a restatement of previous earnings reports that prompted the cancellation of its merger with American Retirement Corporation.



Merrill Lynch Convertible Fund, Inc.
February 28, 1999



In Conclusion
Looking ahead, stock market multiples and poor internal conditions give us reason to be cautious in the near term. In our opinion, convertibles are a way to mitigate these risks somewhat. Merrill Lynch Convertible Fund, Inc. combines numerous value investments with conservatively structured convertibles of higher-growth companies. Furthermore, we believe that convertible securities, which generally offer an attractive risk/reward tradeoff, are a particularly compelling asset class in a volatile, unpredictable market.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Daniel Luchansky)
Daniel Luchansky
Vice President and Portfolio Manager



April 9, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Convertible Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Daniel A. Luchansky, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Gerald M. Richard, Treasurer of Merrill Lynch Convertible Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.



Merrill Lynch Convertible Fund, Inc.
February 28, 1999



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 12/31/98                        -5.66%        -10.61%
Five Years Ended 12/31/98                  +6.37         + 5.22
Ten Years Ended 12/31/98                   +8.81         + 8.23

[FN]
++Performance results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge currently applicable to Class A
  Shares.


                                     % Return Without % Return With
                                        Sales CDSC      Sales CDSC**

Class B Shares*

Year Ended 12/31/98                        -6.42%        -10.02%
Inception (8/04/97)
through 12/31/98                           -1.52         - 2.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4  years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/98                        -6.43%         -7.33%
Inception (8/04/97)
through 12/31/98                           -1.50          -1.50

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                        -5.64%        -10.59%
Inception (8/04/97)
through 12/31/98                           -0.72         - 4.45

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999



PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                        Ten Years/
                                                   12 Month            3 Month       Since Inception
                                                 Total Return        Total Return      Total Return
ML Convertible Fund, Inc. Class A Shares++          -12.04%             -3.37%           +107.93%
ML Convertible Fund, Inc. Class B Shares            -12.70              -3.59            -  5.99
ML Convertible Fund, Inc. Class C Shares            -12.79              -3.69            -  6.03
ML Convertible Fund, Inc. Class D Shares            -11.95              -3.43            -  4.82

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are Class A Shares, for the ten years ended 2/28/99 and Class B, Class C & Class D Shares, from 8/04/97 to 2/28/99.
++Investment results for Class A Shares prior to August 4, 1997 reflect the performance of the Fund's Capital Shares when the Fund was closed-end.


PORTFOLIO INFORMATION


As of February 28, 1999

                                                Percent of
Ten Largest Holdings                            Net Assets

Bell Atlantic Financial Services Inc.*             5.3%
Kmart Financing I, 7.75%                           4.0
Home Depot Inc., 3.25% due 10/01/2001              3.7
Genzyme Corp., 5.25% due 6/01/2005                 3.6
Magna International Inc., 4.875% due
   2/15/2005                                       3.5
Fleetwood Capital Trust, 6%*                       3.5
Union Pacific Capital Trust, 6.25%                 3.5
U.S. Filter Corp., 4.50% due 12/15/2001            3.2
WHX Corporation, Series A, 6.50%                   3.2
Tower Automotive, Inc.*                            3.1

[FN]
*Includes combined holdings.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                S&P    Moody's         Face                                                                          Value
Industry       Rating   Rating        Amount            Convertible Debentures                       Cost          (Note 1a)
Automotive       A-     Baa1   US$  2,500,000   Magna International Inc., 4.875% due
Parts--6.6%                                     2/15/2005                                       $  2,517,500     $  2,484,375
                                                Tower Automotive, Inc.:
                 B+     NR*         1,500,000      5% due 8/01/2004                                1,596,000        1,432,500
                 B+     NR*           750,000      5% due 8/01/2004 (c)                              750,000          716,250
                                                                                                ------------     ------------
                                                                                                   4,863,500        4,633,125


Aviation                                        Kellstrom Industries Inc.:
Equipment--1.7%  B-     B3          1,000,000      5.75% due 10/15/2002 (c)                        1,000,000          831,250
                 B-     B3            500,000      5.50% due 6/15/2003                               500,000          395,000
                                                                                                ------------     ------------
                                                                                                   1,500,000        1,226,250


Banking &        NR*    NR*         1,100,000   BankAtlantic Bancorp, Inc., 5.625% due
Financial--1.3%                                 12/01/2007                                         1,032,175          888,250


Conglomerates    NR*    NR*           600,000 ++Polyphase Corporation, 12% due
--0.2%                                          7/01/1999 (e)**                                      600,000          144,000


Electronics      NR*    NR*   YEN  50,000,000   Matsushita Electric Industrial Company,
--2.0%                                          Ltd., 1.30% due 3/29/2002                            513,387          543,753
                 NR*    NR*        30,000,000   Sony Corporation, 1.40% due 9/30/2003                361,652          429,691
                 NR*    NR*        30,000,000   Tokyo Electron Ltd., 0.90% due 9/30/2003             343,548          435,002
                                                                                                ------------     ------------
                                                                                                   1,218,587        1,408,446


Energy--1.4%     BBB    Ba1    US$  1,000,000   Pennzenergy Company, 4.95% due 8/15/2008             980,000          971,250


Environmental    A-     Baa3        1,000,000   Thermo Fibertek Inc., 4.50% due 7/15/2004 (c)        775,000          853,750
--1.2%


Food &           NR*    NR*    YEN 14,000,000   Sanyo Coca-Cola Bottling Co., 0.90% due
Beverage--0.3%                                  6/30/2003                                            146,267          184,117


Healthcare       BBB-   Ba2    US$  1,250,000   HEALTHSOUTH Corporation, 3.25% due
Services--2.1%                                  4/01/2003                                          1,182,500        1,050,000
                 B-     B3            500,000   Integrated Health Services, Inc., 5.75%
                                                due 1/01/2001                                        510,390          406,875
                                                                                                ------------     ------------
                                                                                                   1,692,890        1,456,875


Home Builders--  BBB-   Ba1         2,500,000   Lennar Corp., 4.276% due 7/29/2018 (b)             1,099,253        1,087,500
1.5%


Home             A-     Baa1        1,450,000   Newell Financial Trust I, 5.25% due
Furnishings--2.1%                               12/01/2027 (Preferred)                             1,571,924        1,485,767


Internet         NR*    Caa3        1,200,000   Amazon.com Inc., 4.75% due 2/01/2009 (c)           1,200,000        1,212,000
Retailing--1.7%


Lodging--1.4%    BBB    Baa2        1,000,000   Hilton Hotels Corp., 5% due 5/15/2006                987,500          978,750


Medical          NR*    NR*           550,000 ++Phoenix Shannon PLC, 9.50% due 11/01/2000 (c)        216,707            5,500
Supplies--0.0%



Merrill Lynch Convertible Fund, Inc.
February 28, 1999



SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                S&P    Moody's         Face                                                                          Value
Industry       Rating   Rating        Amount            Convertible Debentures                       Cost          (Note 1a)
Paper--2.6%      NR*    NR*    US$  2,000,000   Metsa Serla Oyj, 4.375% due 10/15/2002          $  1,973,425     $  1,820,000


Pharmaceuticals  NR*    NR*         1,900,000   Genzyme Corp., 5.25% due 6/01/2005 (c)             1,843,750        2,505,625
--5.5%           NR*    NR*         1,200,000   Swiss Life Finance Ltd. (Convertible
                                                into Glaxo Wellcome PLC), 2% due 5/20/2003         1,272,750        1,353,000
                                                                                                ------------     ------------
                                                                                                   3,116,500        3,858,625


Restaurants--    NR*    B2          1,000,000   Hometown Buffet Inc., 7% due 12/01/2002              967,500        1,021,250
1.5%


Retail--Building A+     A1          1,000,000   Home Depot Inc., 3.25% due 10/01/2001              1,004,687        2,590,000
Materials--3.7%


Scientific       NR*    NR*           500,000   ThermoQuest Corporation, 5% due 8/15/2000 (c)        507,500          477,500
Equipment--1.4%  A-     Baa3          500,000   Thermo Optek Inc., 5% due 10/15/2000 (c)             517,500          478,125
                                                                                                ------------     ------------
                                                                                                   1,025,000          955,625


Technology--2.3%                                Data General Corp.:
                 B      B3          1,250,000      6% due 5/15/2004                                1,205,000        1,146,875
                 B      B3            500,000      6% due 5/15/2004 (c)                              500,000          434,375
                                                                                                ------------     ------------
                                                                                                   1,705,000        1,581,250


Telecommun-                                     Bell Atlantic Financial Services Inc.:
ications--5.3%   A+     A1          1,000,000      5.75% due 4/01/2003                             1,012,500        1,065,000
                 NR*    NR*         2,400,000      4.25% due 9/15/2005                             2,445,500        2,670,000
                                                                                                ------------     ------------
                                                                                                   3,458,000        3,735,000


Water Treatment  BBB-   Ba3         2,350,000   U.S. Filter Corp., 4.50% due 12/15/2001            2,386,000        2,273,625
Systems--3.2%


                                                Total Convertible Debentures--49.0%               33,519,915       34,370,955


                                      Shares
                                       Held            Convertible Preferred Stocks

Banking &        NR*    A1             10,000   Jefferson Pilot Corp. (ACESSM)(into
Financial--1.6%                                 NATIONSBANK), 7.25% (d)                              725,000        1,100,000


Construction &   BBB-   Baa3           30,000   Fleetwood Capital Trust, 6%                        1,305,000        1,353,750
Housing--3.5%    BBB-   Baa3           25,000   Fleetwood Capital Trust, 6% (c)                    1,260,625        1,128,125
                                                                                                ------------     ------------
                                                                                                   2,565,625        2,481,875


Containers--1.1% B+     Ba3            20,000   Owens-Illinois Inc., 4.75%                         1,000,000          777,500
Energy--3.9%     BB     Ba2            20,000   CalEnergy Capital Trust II, 6.25% (c)              1,000,000          877,500
                 BBB-   Baa2           40,000   Unocal Capital Trust, 6.25%                        2,136,250        1,875,000
                                                                                                ------------     ------------
                                                                                                   3,136,250        2,752,500


Oil & Gas        BB+    Ba1            10,000   Occidental Petroleum Corp., $3.00                    580,600          440,000
Producers--0.6%


Paper--2.7%      BBB-   Baal           40,000   International Paper Capital Trust, 5.25% (e)       1,902,000        1,930,000


Railroads--3.5%  BB+    Ba2            51,000   Union Pacific Capital Trust, 6.25%                 2,386,812        2,422,500


Real Estate      NR*    Baa1           45,000   Equity Residential Properties, Series J, $2.15     1,207,854        1,181,250
Investment
Trusts--1.7%



Merrill Lynch Convertible Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                           (in US dollars)
                S&P    Moody's        Shares                                                                         Value
Industry       Rating   Rating         Held          Convertible Preferred Stocks                    Cost          (Note 1a)
Restaurants--    BBB-   Baa2           20,000   Wendy's Financing I, Series A, 5%               $  1,044,750     $  1,090,000
1.6%


Retail--4.0%     BB     B1             44,500   Kmart Financing I, 7.75%                           2,417,045        2,803,500


Steel--4.3%      B-     Caa            60,000   WHX Corporation, Series A, 6.50%                   2,584,540        2,246,250
                 A-     A3             78,610   Worthington Industries, Inc. (Convertible,
                                                Series DECS into Rouge Steel Common
                                                Stock), 7.25%                                      1,328,902          746,795
                                                                                                ------------     ------------
                                                                                                   3,913,442        2,993,045


Utilities--1.1%  A      A2             20,000   Citizens Utilities Trust, 5%                         886,200          790,000


                                                Total Convertible Preferred Stocks--29.6%         21,765,578       20,762,170


                                                     Common Stocks & Warrants

Airlines--0.0%                             18 ++Continental Airlines, Inc. (Class B)                     678              623


Analytical Equipment                   70,000 ++Thermo Electron Corporation                        1,124,168          966,875
Manufacturing--1.4%


Building & Construction--1.1%          81,700   Morrison Knudsen Corporation                         998,337          791,469


Building Products--0.5%                15,000   Texas Industries, Inc.                               380,300          369,375


Computers--1.4%                        60,000 ++Silicon Graphics, Inc.                               965,558          956,250


Conglomerates--0.0%                   105,000   Polyphase Corporation (c)**                          158,550           11,550
                                       52,500   Polyphase Corporation (Warrants)(a)**                 13,125              525
                                       52,500   Polyphase Corporation (Warrants)(a)**                 26,250            2,100
                                                                                                ------------     ------------
                                                                                                     197,925           14,175


Consumer & Business Services--1.3%     55,000 ++Cendant Corporation                                1,141,856          910,937


Consumer Products--1.4%                35,000   RJR Nabisco Holdings Corp.                         1,142,475          955,938


Healthcare Services--1.0%              60,000 ++HEALTHSOUTH Corporation                              658,699          697,500


Machinery--1.0%                        35,000   Case Corporation                                     860,183          682,500


Mining--1.3%                           37,000   Cyprus Amax Minerals Company                         625,776          416,250
                                       40,000   Inco Limited                                         739,218          505,000
                                                                                                ------------     ------------
                                                                                                   1,364,994          921,250


Networking Products--1.1%              25,000 ++3Com Corporation                                   1,195,894          785,938


Oil & Gas Producers--1.3%              44,000   Diamond Offshore Drilling, Inc.                    1,086,268          910,250


Real Estate Investment Trusts--1.2%    41,700   Crescent Real Estate Equities Company                936,782          870,488

Semiconductors--1.2%                   32,500 ++Cypress Semiconductor Corporation                    452,262          310,781
                                       85,000 ++Integrated Device Technology, Inc.                   776,940          547,188
                                                                                                ------------     ------------
                                                                                                   1,229,202          857,969


Steel--1.7%                            20,000   AK Steel Holding Corporation                         300,775          436,250
                                       30,000   USX-U.S. Steel Group                                 709,974          759,375
                                                                                                ------------     ------------
                                                                                                   1,010,749        1,195,625


Utilities--0.2%                        14,624 ++Citizens Utilities Company (Class B)                 130,447          111,510


                                                Total Common Stocks & Warrants--17.1%             14,424,515       11,998,672


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
                                       Face                                                                          Value
                                      Amount            Short-Term Securities                        Cost          (Note 1a)
Commercial                     US$  1,119,000   General Electric Capital Corp., 4.875% due
Paper***--1.6%                                  3/01/1999                                       $  1,118,697     $  1,118,697


                                                Total Short-Term Securities--1.6%                  1,118,697        1,118,697


Total Investments--97.3%                                                                        $ 70,828,705       68,250,494
                                                                                                ============
Short Sales (Proceeds--$22,577)--0.0%**                                                                                (2,063)

Other Assets Less Liabilities--2.7%                                                                                 1,907,942
                                                                                                                 ------------
Net Assets--100.0%                                                                                               $ 70,156,373
                                                                                                                 ============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d)Adjustable Convertible Extendable Securities.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,074,000, representing 3.0% of net assets.

                       Acquisition                        Value
Issue                      Date            Cost         (Note 1a)

International Paper
Capital Trust, 5.25%    1/16/1997    $   1,902,000    $   1,930,000
Polyphase Corporation,
12% due 7/01/1999       7/05/1994          600,000          144,000

Total                                $   2,502,000    $   2,074,000
                                     =============    =============

 ++Non-income producing security.
  *Not Rated.
 **Covered short sales entered into as of February 28, 1999 were as follows:

                                                           Value
   Shares                       Issue                 (Notes 1a & 1h)

    5,500                Polyphase Corporation         $     (2,063)

   Total (Proceeds--$22,577)                           $     (2,063)
                                                       ============

***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1999
Assets:             Investments, at value (identified cost--$70,828,705) (Note 1a)                         $  68,250,494
                    Cash                                                                                             510
                    Foreign cash (Note 1c)                                                                         2,284
                    Receivables:
                      Securities sold                                                     $   3,175,453
                      Interest                                                                  374,940
                      Dividends                                                                  83,197
                      Capital shares sold                                                        27,243        3,660,833
                                                                                          -------------
                    Prepaid registration fees and other assets (Note 1f)                                          24,121
                                                                                                           -------------
                    Total assets                                                                              71,938,242
                                                                                                           -------------


Liabilities:        Common stock sold short, at market value (proceeds--$22,577)
                    (Notes 1a & 1h)                                                                                2,063
                    Deposits on short sales (Note 1h)                                                          1,263,787
                    Payables:
                      Capital shares redeemed                                                   315,816
                      Investment adviser (Note 2)                                                33,909
                      Distributor (Note 2)                                                       19,624          369,349
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       146,670
                                                                                                           -------------
                    Total liabilities                                                                          1,781,869
                                                                                                           -------------


Net Assets:         Net assets                                                                             $  70,156,373
                                                                                                           =============


Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                             $     381,156
                    Class B Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                   168,618
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    39,392
                    Class D Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    48,531
                    Paid-in capital in excess of par                                                          78,735,941
                    Undistributed investment income--net                                                         432,612
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                                (6,588,153)
                    Accumulated distributions in excess of realized capital gains
                    on investments and foreign currency transactions--net (Note 1g)                             (503,861)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (2,557,863)
                                                                                                           -------------
                    Net assets                                                                             $  70,156,373
                                                                                                           =============


Net Asset Value:    Class A--Based on net assets of $41,931,904 and 3,811,564 shares
                    outstanding                                                                            $       11.00
                                                                                                           =============
                    Class B--Based on net assets of $18,541,344 and 1,686,176 shares
                    outstanding                                                                            $       11.00
                                                                                                           =============
                    Class C--Based on net assets of $4,329,901 and 393,915 shares
                    outstanding                                                                            $       10.99
                                                                                                           =============
                    Class D--Based on net assets of $5,353,224 and 485,310 shares
                    outstanding                                                                            $       11.03
                                                                                                           =============


                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 1999
Investment          Interest and discount earned (net of $596 foreign withholding tax)                     $   1,470,679
Income              Dividends (net of $150 foreign withholding tax)                                              856,480
(Notes 1d & 1e):                                                                                           -------------
                    Total income                                                                               2,327,159
                                                                                                           -------------


Expenses:           Investment advisory fees (Note 2)                                      $    241,285
                    Account maintenance and distribution fees--Class B (Note 2)                 108,750
                    Printing and shareholder reports                                             46,698
                    Transfer agent fees--Class A (Note 2)                                        39,744
                    Accounting services (Note 2)                                                 37,663
                    Registration fees (Note 1f)                                                  34,786
                    Interest on securities sold short                                            33,700
                    Professional fees                                                            32,704
                    Account maintenance and distribution fees--Class C (Note 2)                  24,283
                    Directors' fees and expenses                                                 23,229
                    Transfer agent fees--Class B (Note 2)                                        21,015
                    Custodian fees                                                                9,953
                    Account maintenance fees--Class D (Note 2)                                    7,992
                    Dividends on securities sold short                                            7,063
                    Transfer agent fees--Class D (Note 2)                                         5,306
                    Transfer agent fees--Class C (Note 2)                                         4,666
                    Pricing services                                                              2,270
                    Other                                                                         2,304
                                                                                          -------------
                    Total expenses                                                                               683,411
                                                                                                           -------------
                    Investment income--net                                                                     1,643,748
                                                                                                           -------------


Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (6,548,940)
(Loss) on             Foreign currency transactions--net                                           (185)      (6,549,125)
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                        5,059,947
(Notes 1b, 1c,        Foreign currency transactions--net                                           (265)       5,059,682
1e & 3):                                                                                  -------------    -------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (1,489,443)
                                                                                                           -------------
                    Net Increase in Net Assets Resulting from Operations                                   $     154,305
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,      August 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                $   1,643,748    $   4,015,489
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        (6,549,125)         639,963
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                        5,059,682      (12,657,568)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                                  154,305       (8,002,116)
                                                                                          -------------    -------------


Dividends &         Investment income--net:
Distributions to      Class A                                                                (2,370,033)      (1,935,219)
Shareholders          Class B                                                                  (864,529)        (157,651)
(Note 1g):            Class C                                                                  (196,497)         (24,527)
                      Class D                                                                  (290,742)         (32,775)
                    Realized gain on investments--net:
                      Class A                                                                   (23,132)     (27,880,328)
                      Class B                                                                   (10,558)        (924,500)
                      Class C                                                                    (2,358)        (145,575)
                      Class D                                                                    (2,980)        (179,577)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --         (458,015)
                      Class B                                                                        --          (15,188)
                      Class C                                                                        --           (2,391)
                      Class D                                                                        --           (2,950)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,760,829)     (31,758,696)
                                                                                          -------------    -------------


Capital Share       Net decrease in net assets from capital share transactions              (14,771,184)     (14,230,110)
Transactions        Proceeds from issuance of Common Stock resulting from
(Note 4):           reorganization                                                                   --       24,580,592
                    Offering costs from issuance of Common Stock resulting from
                    reorganization                                                                   --         (371,604)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets derived from
                    capital share transactions                                              (14,771,184)       9,978,878
                                                                                          -------------    -------------


Net Assets:         Total decrease in net assets                                            (18,377,708)     (29,781,934)
                    Beginning of period                                                      88,534,081      118,316,015
                                                                                          -------------    -------------
                    End of period*                                                        $  70,156,373    $  88,534,081
                                                                                          =============    =============

                   *Undistributed investment income--net                                  $     432,612    $   2,510,665
                                                                                          =============    =============

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                               Class A++++++++
The following per share data and ratios have         For the Six  For the    For the
been derived from information provided in the           Months      Year      Period
financial statements.                                   Ended      Ended   Jan. 1, 1997
                                                       Feb. 28,   Aug. 31,  to Aug. 31,  For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                 1999+++   1998+++    1997+++      1996+++     1995        1994
Per Share           Net asset value, beginning
Operating           of period                        $   11.59    $   17.36  $   15.57  $   13.43  $   11.13    $  13.21
Performance++++:                                     ---------    ---------  ---------  ---------  ---------    --------
                    Investment income--net                 .25          .60        .06         --         --          --
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                 (.26)       (1.37)      1.75       2.78       2.66       (2.12)
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Total from investment
                    operations                            (.01)        (.77)      1.81       2.78       2.66       (2.12)
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Less dividends and distributions:
                      Investment income--net              (.57)        (.32)        --         --         --          --
                      Realized gain on investments--
                      net                                 (.01)       (4.55)        --       (.64)      (.36)       (.01)
                      In excess of realized gain
                      on investments--net                   --         (.07)        --         --         --          --
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Total dividends and
                    distributions                         (.58)       (4.94)        --       (.64)      (.36)       (.01)
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Capital charge resulting from
                    issuance of Common Stock                --         (.06)        --         --         --          --
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Effect of repurchase of
                    Treasury Stock                          --           --         --         --         --++       .05
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Capital charge resulting from
                    issuance of new classes of
                    shares                                  --           --++     (.02)        --         --          --
                                                     ---------    ---------  ---------  ---------  ---------    --------
                    Net asset value, end of
                    period                           $   11.00    $   11.59  $   17.36  $   15.57  $   13.43   $   11.13
                                                     =========    =========  =========  =========  =========   =========


Total Investment    Based on net asset value
Return:**           per share                            (.21%)+++++ (7.03%)   11.50%+++++ 20.60%     24.44%     (15.68%)
                                                     =========    =========  =========  =========  =========   =========


Ratios to Average   Expenses***                          1.34%*       1.29%       .90%*      .78%       .79%        .87%
Net Assets:                                          =========    =========  =========  =========  =========   =========
                    Investment income--net               4.44%*       4.48%       4.76*     4.98%      5.40%       5.43%
                                                     =========    =========  =========  =========  =========   =========


Supplemental        Net assets, end of period
Data:               (in thousands)                   $  41,932    $  52,425   $110,178  $ 289,993  $ 265,127   $ 238,466
                                                     =========    =========  =========  =========  =========   =========
                    Portfolio turnover                  53.11%      155.20%     92.86%    129.06%     87.69%      69.37%
                                                     =========    =========  =========  =========  =========   =========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                    Performance results prior to August 4, 1997 are for when the Fund was a dual-structure closed-end management investment company and include only the returns for the Capital Shares but exclude results from the Income Shares.
                 ***Excluding taxes on undistributed net realized long-term capital gains for years prior to the period January 1, 1997 to August 31,
                    1997.
                  ++Amount is less than $.01 per share.
                ++++Excludes the effect of per share operating performance of the
                    Fund's Income Shares, which were redeemed on July 31, 1997. Per share operating performance prior to the period January 1, 1997 to
                    August 1, 1997 reflects when the Fund was a dual-structure closed-
                    end management investment company. For the period January 1, 1997 to
                    July 31, 1997, investment income--net per Income Share was $0.73 and dividends of investment income--net per Income Share were $0.70.
                 +++Based on average shares outstanding.
               +++++Aggregate total investment return.
            ++++++++Formerly Capital Shares.

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                   Class B+++++
                                                                                        For the     For the      For the
The following per share data and ratios have been derived                             Six Months      Year        Period
from information provided in the financial statements.                                   Ended       Ended    Aug. 4, 1997++
                                                                                        Feb. 28,    Aug. 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                                                   1999        1998         1997
Per Share           Net asset value, beginning of period                                $   11.53  $   17.35   $   16.91
Operating                                                                               ---------  ---------   ---------
Performance:        Investment income--net                                                    .19        .44         .05
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net                                       (.25)     (1.34)        .39
                                                                                        ---------  ---------   ---------
                    Total from investment operations                                         (.06)      (.90)        .44
                                                                                        ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                                                 (.46)      (.28)         --
                      Realized gain on investments--net                                      (.01)     (4.55)         --
                      In excess of realized gain on investments--net                           --       (.07)         --
                                                                                        ---------  ---------   ---------
                    Total dividends and distributions                                        (.47)     (4.90)         --
                                                                                        ---------  ---------   ---------
                    Capital charge resulting from issuance of Common Stock                     --       (.02)         --
                                                                                        ---------  ---------   ---------
                    Net asset value, end of period                                      $   11.00  $   11.53   $   17.35
                                                                                        =========  =========   =========


Total Investment    Based on net asset value per share                                      (.67%)+++ (7.76%)      2.60%+++
Return:**                                                                               =========  =========   =========


Ratios to Average   Expenses                                                                2.37%*     2.35%       2.66%*
Net Assets:                                                                             =========  =========   =========
                    Investment income--net                                                  3.42%*     3.31%       3.77%*
                                                                                        =========  =========   =========


Supplemental        Net assets, end of period (in thousands)                            $  18,541  $  23,900   $   5,759
Data:                                                                                   =========  =========   =========
                    Portfolio turnover                                                     53.11%    155.20%      92.86%
                                                                                        =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                  Class C+++++
                                                                                        For the    For the      For the
The following per share data and ratios have been derived                             Six Months     Year        Period
from information provided in the financial statements.                                   Ended      Ended    Aug. 4, 1997++
                                                                                        Feb. 28,   Aug. 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                                                   1999       1998         1997
Per Share           Net asset value, beginning of period                                $   11.54  $   17.36   $   16.91
Operating                                                                               ---------  ---------   ---------
Performance:        Investment income--net                                                    .19        .44         .05
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net                                       (.26)     (1.34)        .40
                                                                                        ---------  ---------   ---------
                    Total from investment operations                                         (.07)      (.90)        .45
                                                                                        ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                                                 (.47)      (.28)         --
                      Realized gain on investments--net                                      (.01)     (4.55)         --
                      In excess of realized gain on investments--net                           --       (.07)         --
                                                                                        ---------  ---------   ---------
                    Total dividends and distributions                                        (.48)     (4.90)         --
                                                                                        ---------  ---------   ---------
                    Capital charge resulting from issuance of Common Stock                     --       (.02)         --
                                                                                        ---------  ---------   ---------
                    Net asset value, end of period                                      $   10.99  $   11.54   $   17.36
                                                                                        =========  =========   =========


Total Investment    Based on net asset value per share                                      (.77%)+++ (7.76%)      2.66%+++
Return:**                                                                               =========  =========   =========


Ratios to Average   Expenses                                                                2.37%*     2.36%       2.74%*
Net Assets:                                                                             =========  =========   =========
                    Investment income--net                                                  3.40%*     3.34%       3.58%*
                                                                                        =========  =========   =========


Supplemental        Net assets, end of period (in thousands)                            $   4,330  $   5,138   $   1,014
Data:                                                                                   =========  =========   =========
                    Portfolio turnover                                                     53.11%    155.20%      92.86%
                                                                                        =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.


                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                                  Class D+++++
                                                                                        For the     For the      For the
The following per share data and ratios have been derived                             Six Months      Year        Period
from information provided in the financial statements.                                   Ended       Ended    Aug. 4, 1997++
                                                                                        Feb. 28,    Aug. 31,   to Aug. 31,
Increase (Decrease) in Net Asset Value:                                                   1999        1998         1997
Per Share           Net asset value, beginning of period                                $   11.61  $   17.36   $   16.91
Operating                                                                               ---------  ---------   ---------
Performance:        Investment income--net                                                    .24        .54         .07
                    Realized and unrealized gain (loss) on investments and
                    foreign currency transactions--net                                       (.26)     (1.34)        .38
                                                                                        ---------  ---------   ---------
                    Total from investment operations                                         (.02)      (.80)        .45
                                                                                        ---------  ---------   ---------
                    Less dividends and distributions:
                      Investment income--net                                                 (.55)      (.31)         --
                      Realized gain on investments--net                                      (.01)     (4.55)         --
                      In excess of realized gain on investments--net                           --       (.07)         --
                                                                                        ---------  ---------   ---------
                    Total dividends and distributions                                        (.56)     (4.93)         --
                                                                                        ---------  ---------   ---------
                    Capital charge resulting from issuance of Common Stock                     --       (.02)         --
                                                                                        ---------  ---------   ---------
                    Net asset value, end of period                                      $   11.03  $   11.61   $   17.36
                                                                                        =========  =========   =========


Total Investment    Based on net asset value per share                                      (.35%)+++ (6.96%)      2.66%+++
Return:**                                                                               =========  =========   =========


Ratios to Average   Expenses                                                                1.59%*     1.59%       1.92%*
Net Assets:                                                                             =========  =========   =========
                    Investment income--net                                                  4.20%*     4.02%       4.81%*
                                                                                        =========  =========   =========


Supplemental        Net assets, end of period (in thousands)                            $   5,353  $   7,071   $   1,365
Data:                                                                                   =========  =========   =========
                    Portfolio turnover                                                     53.11%    155.20%      92.86%
                                                                                        =========  =========   =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Convertible Fund, Inc.
February 28, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



Merrill Lynch Convertible Fund, Inc.
February 28, 1999


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund is also authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into Distibution Agreement and Distribution Plans with Merrill Lynch Fund Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.75%
Class C                                     0.25           0.75
Class D                                     0.25            --



Merrill Lynch Convertible Fund, Inc.
February 28, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD          MLPF&S

Class A                                  $107           $ 85
Class D                                  $ 64           $880


For the six months ended February 28, 1999, MLPF&S received contingent deferred sales charges of $23,513 and $2,140 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $310 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 1999.

During the six months ended February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $214 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1999 were $40,789,816 and $51,596,113, respectively.

Net realized losses for the six months ended February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:


                                     Realized     Unrealized
                                      Losses    Gains (Losses)

Long-term investments            $ (5,737,081)  $ (2,578,211)
Short-term investments                   (672)            --
Short sales                          (811,187)        20,514
Foreign currency
transactions                             (185)          (166)
                                 ------------   ------------
Total                            $ (6,549,125)  $ (2,557,863)
                                 ============   ============


As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $2,578,211, of which $4,080,665 related to appreciated securities and $6,658,876 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $70,828,705.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(14,771,184) and $9,978,878 for the six months ended February 28, 1999 and for the year ended August 31, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended February 28, 1999               Shares        Amount

Shares sold                            59,877    $    700,266
Shares issued to shareholders
in reinvestment of dividends
and distributions                      76,470         861,818
                                 ------------    ------------
Total issued                          136,347       1,562,084
Shares redeemed                      (847,053)     (9,819,179)
                                 ------------    ------------
Net decrease                         (710,706)   $ (8,257,095)
                                 ============    ============


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           270,139    $  3,520,626
Shares issued to shareholders
in reinvestment of dividends
and distributions                     810,769      10,502,647
Shares issued resulting from
reorganization                        237,740       2,970,678
                                 ------------    ------------
Total issued                        1,318,648      16,993,951
Shares redeemed                    (3,142,799)    (41,731,802)
                                 ------------    ------------
Net decrease                       (1,824,151)   $(24,737,851)
                                 ============    ============



Merrill Lynch Convertible Fund, Inc.
February 28, 1999



Class B Shares for the Six Months                   Dollar
Ended February 28, 1999               Shares        Amount

Shares sold                            60,711    $    700,062
Shares issued to shareholders
in reinvestment of dividends
and distributions                      57,165         644,825
                                 ------------    ------------
Total issued                          117,876       1,344,887
Automatic conversion of shares        (23,187)       (270,922)
Shares redeemed                      (481,088)     (5,534,201)
                                 ------------    ------------
Net decrease                         (386,399)   $ (4,460,236)
                                 ============    ============


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                         1,051,524    $ 13,706,977
Shares issued to shareholders
in reinvestment of dividends
and distributions                      76,312         984,129
Shares issued resulting from
reorganization                      1,064,812      14,537,285
                                 ------------    ------------
Total issued                        2,192,648      29,228,391
Automatic conversion of shares         (8,227)       (103,231)
Shares redeemed                      (443,710)     (6,457,825)
                                 ------------    ------------
Net increase                        1,740,711    $ 22,667,335
                                 ============    ============


Class C Shares for the Six Months                   Dollar
Ended February 28, 1999               Shares        Amount

Shares sold                            18,398    $    211,708
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,962         134,928
                                 ------------    ------------
Total issued                           30,360         346,636
Shares redeemed                       (81,899)       (945,926)
                                 ------------    ------------
Net decrease                          (51,539)   $   (599,290)
                                 ============    ============


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           376,135    $  5,016,545
Shares issued to shareholders
in reinvestment of dividends
and distributions                      11,912         153,615
Shares issued resulting from
reorganization                         71,543         970,911
                                 ------------    ------------
Total issued                          459,590       6,141,071
Shares redeemed                       (72,548)     (1,099,949)
                                 ------------    ------------
Net increase                          387,042    $  5,041,122
                                 ============    ============


Class D Shares for the Six Months                   Dollar
Ended February 28, 1999               Shares        Amount

Shares sold                             8,385    $     73,472
Automatic conversion of
shares                                 21,136         270,922
Shares issued to shareholders
in reinvestment of dividends
and distributions                      20,042         226,469
                                 ------------    ------------
Total issued                           49,563         570,863
Shares redeemed                      (173,360)     (2,025,426)
                                 ------------    ------------
Net decrease                         (123,797)   $ (1,454,563)
                                 ============    ============


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           222,720    $  2,911,763
Automatic conversion of
shares                                  8,184         103,231
Shares issued to shareholders
in reinvestment of dividends
and distributions                      13,888         179,305
Shares issued resulting from
reorganization                        417,921       5,730,114
                                 ------------    ------------
Total issued                          662,713       8,924,413
Shares redeemed                      (132,230)     (1,916,141)
                                 ------------    ------------
Net increase                          530,483    $  7,008,272
                                 ============    ============